UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2025

Talkspace, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39314	84-4636604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 284-7206

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TALK	Nasdaq Global Select Market
Warrants to purchase common stock	TALKW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2025 Annual Meeting of Stockholders of Talkspace, Inc. (the “Company”), held on June 18, 2025, the Company’s stockholders: (i) elected Jon Cohen, Erez Shachar, and Madhu Pawar to serve as Class I directors until the 2028 annual meeting of the stockholders or until their respective successors shall have been duly elected and qualified, (ii) ratified the appointment of Kost Forer Gabbay & Kasierer, a member of EY Global, as the Company’s independent auditors for the fiscal year ending December 31, 2025; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers.

Further information regarding all of these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2025. The total number of shares of common stock entitled to vote at the 2025 Annual Meeting was 167,368,089, of which 131,741,246 shares, or 78.71%, were represented online or by proxy, constituting a quorum.

The Company’s independent inspector of elections reported the vote of the stockholders as follows:

Proposal 1: To elect Jon Cohen, Erez Shachar, and Madhu Pawar to serve as Class I directors until the 2028 annual meeting:

Name	For	Withheld	Abstain	Broker Non-Votes
Jon Cohen	77,659,578	2,385,222	-	51,696,446
Erez Shachar	50,053,799	29,991,001	-	51,696,446
Madhu Pawar	75,374,128	4,670,672	-	51,696,446

Proposal 2: To ratify the audit committee’s selection of Kost Forer Gabbay & Kasierer, a member of EY Global, as the Company’s independent auditors for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
131,516,822	202,317	22,107	-

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
73,239,190	6,761,066	44,544	51,696,446

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Talkspace, Inc.

Date:	June 23, 2025	By:	/s/ Ian Harris
Ian Harris Chief Financial Officer